Citi 21st Annual Global
Entertainment, Media &
Telecommunications Conference
January 5, 2011

Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast and publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television;
increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and
the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

O'GRADY\MEYERS

NMS

genex.

directive

BIG

THE HYPERFACTORY

FOX 5 KVVU-TV

WSMV.COM

FOX 12 OREGON

Local Media

meredith

next issue media

Walmart

Save money. Live better.

REALOGY

UNIVERSAL FURNITURE

directive

meredith

Online: Meredith
Women’s Network
Magazines: Home, Family,
Health & Well-being
Consumer Events
Custom Marketing
Database Marketing
Video Studios
Brand Licensing
Mobile
E-Reader
Broad Capabilities Across Media Platforms

1. Advertising Update
2. Vision 2013 Growth Strategies
 • Optimize our core businesses
 • Expand our digital businesses
 • Enhance and extend key brands
 • Significantly grow Meredith Integrated Marketing
 • Building shareholder value over time

Agenda

Improved Advertising Revenue Performance
Change from prior year period
Source: Meredith, calendar year quarters
E = Estimate

Calendar 2009
Calendar 2010
Q4
Q1
Q2
Q3
Q4
Q3
Q2
Q1
Full
year
2009
Full
year
2010
E
E

Calendar 2010 Advertising Revenue Growth
9%E
Total Company
advertising
revenue growth
• National Media
• Local Media
 non-political
• Local Media political
Growth from:
E = Estimate

Delivered Record Political Advertising Revenues
$16
$22
$24
$36
$26
$39
Calendar years
$ in millions
E = Estimate
E

National Media Advertising Share Gains
9.1%
9.4%
11.1%
Quarterly market share as of 12/31
Source: Publishers Information Bureau
*Based on most current PIB data (November 2010)

11.8%
*

Advertising Spending Forecasts
	Forecast		Estimates			CAGR
	2010	2011	2012	2013	2014	2010-2014
Total Advertising	$183	$187	$201	$215	$235	6.4%

Consumer Magazines	$10.4	$10.4	$10.5	$10.9	$11.4	2.3%
Broadcast Television	$45	$44	$48	$48	$52	3.7%
Calendar years; $ in billions
Source: Veronis Suhler Stevenson, September 2010

Advertising Environment Summary
National Media:

• Volatile by issue and quarter-to-quarter
• Achieving higher rates per advertising page
• Online advertising up strongly
Local Media:

• Delivering strong top-line growth
• Political advertising season set record
• Automotive rebounding strongly; other categories also up

Agenda
1. Advertising Update
2. Vision 2013 Growth Strategies
 • Optimize our core businesses
 • Expand our digital businesses
 • Enhance and extend key brands
 • Significantly grow Meredith Integrated Marketing
 • Building shareholder value over time

Building the National Media Business of the Future
Brand Strength
Revenue Growth
Cost and Expense
Containment
Next Generation
Operating Model
• Magazine readership up
• Digital audience growing
• Delivering higher net revenues per page
• Integrated marketing, brand licensing growing
• Q1 FY11 costs down 2 percent year over year
• Q1 FY11 costs down 14 percent over two years
• Optimized Special Interest Media business
• Moving consumer marketing activities online

Building the Local Media Business of the Future
Brand Strength
Revenue Growth
Cost and Expense
Containment
Next Generation
Operating Model
• Delivering strong TV news ratings
• Better daily show in 80 markets (4 of Top 5)
• Q1 FY11 spot ad revenue up 27 percent
• Increasing online and mobile activities
• Automated newsrooms
• Q1 FY11 costs down 1 percent over 2 years
• Centralized master control, traffic & research
• Creating 24-hour continuous news platform

Agenda
1. Advertising Update
2. Vision 2013 Growth Strategies
 • Optimize our core businesses
 • Expand our digital businesses
 • Enhance and extend key brands
 • Significantly grow Meredith Integrated Marketing
 • Building shareholder value over time

Thanksgiving Menus Made Easy!

Parents

Mind, Body + Spirit
fitness

Mixing Bowl

rgm
realgirlsmedia

WINNING LOTTERY SECRETS

KPHO.com
TELLING IT LIKE IT IS

WEATHER ALERT

EYEWITNESS NEWS 3

Meredith Interactive Overview
National Media Group
Local Media Group
Total: 25 websites
Total: 30 websites + apps

Growing Audience Online
20
Average Monthly Unique Visitors to all Meredith websites
27% CAGR
18
11
7
3
Fiscal years ended June 30

THE HYPERFACTORY
DEFINING THE MOBILE SPACE

WORKING 4 YOU

Growing Presence in Mobile
• Completed Hyperfactory acquisition:
 – Mobile content and marketing specialist
 – Working on additional B2B and B2C initiatives
• Business to Business:
 – Developing mobile apps, web sites and
 marketing campaigns for corporate clients
• Business to Consumer:
 − Launched mobile versions of our key brands
 − TV stations offer multiple apps
 − Multiple eTablet initiatives

Parents
Cover Model Contest Inside
The Best Way To
Get Your
10
Loving
Lessons
To Teach
A Baby
Signs That A Cough Is Something Worse
Better Homes and Gardens
we love a bargain
fitness
Make over your body
IN 4 WEEKS
LOSE belly fat fast
SCULPT trouble zones
EAT what you want
All-day energy tricks

Interactive Tablet Editions to Launch in Spring 2011

Agenda
1. Advertising Update
2. Vision 2013 Growth Strategies
 • Optimize our core businesses
 • Expand our digital businesses
 • Enhance and extend key brands
 • Significantly grow Meredith Integrated Marketing
 • Building shareholder value over time

print

▶ **BHG Magazine**
- 40 million readers each month

▶ **BHG Books**
- 120+ branded books (40+ million sold of Red Plaid Cookbook)

▶ **BHG SIPs**
- 70+ branded SIPs

▶ **BHG International Editions**
- Australia, China, India, Russia

broadcast

▶ **Broadcast Better TV Show**
- Hour-long lifestyle program
- Airs in 80 markets nationwide (CBS, NBC, ABC and FOX)
- 52% of USHH

digital

▶ **BHG New Media:**

- **Mobile Site:** Launched in July 2010

- **Holiday iPad App:** Launching in Fall 2010

- **Digital Edition:** Launching in Q1- Q2 2011

online

▶ **BHG Network**
11.5 million unique visitors a month

- **BHG.com:** 6.6 million unique visitors a month
- **MixingBowl.com:** Social network of active cooks
- **BetterRecipes.com:** Personalized site for kitchen enthusiasts
- **Recipe.com:** Home of the world's best branded recipes

▶ **Broadband—BetterTV.com**
- 20+ channel internet destination
- 1+ million video plays each month

licensing

▶ **BHG Licensed Products**
- 2,000+ home products at Walmart
- Fine furniture by Universal
- Mattresses by Serta
- Home décor fabrics at Joann Fabric and Craft Stores
- Flowers and plants by FTD

Walmart UNIVERSAL FURNITURE

▶ **BHG Real Estate Franchise**
- Partnership with Realogy Corporation
- Offers a full range of services to brokers, home buyers and sellers
- Represents 17 brokers and 5,200 agents or real-estate professionals in more than 140 offices and 18 states

Better Homes and Gardens REAL ESTATE

Better Homes and Gardens | It's Where Life Happens 1

Better Homes and Gardens I It’s Where Life Happens
Better Homes and Gardens 360º Approach

Cookware
Dinnerware/Flatware
Artificial Flowers
Outdoor Furniture
Walmart
Save money. Live better.
Ready-to-Assemble Furniture
Lighting
Bath Furniture and Towels
Bedding, Sheets, Pillows and Curtains

Better Homes and Gardens I It’s Where Life Happens
Better Homes and Gardens Products at Retail

Growing Revenues from Brand Licensing
$ in millions
Fiscal years ended June 30
28% CAGR

Age & Stage-Based Magazines
National-Reach Magazines
Targeted Sampling
Interactive, Community, and Blogosphere
Hispanic Magazines
Experiential
MomsClub
Broadband/VOD
Custom Media
Kimberly-Clark
Research/ Consumer Insights
Retail
CRM and Database
directive
genex.
Mobile/e-tablet
Editorial Expertise

23
1
3
Parents & American Baby: The Next Megabrand

Agenda
1. Advertising Update
2. Vision 2013 Growth Strategies
 • Optimize our core businesses
 • Expand our digital businesses
 • Enhance and extend key brands
 • Significantly grow Meredith Integrated Marketing
 • Building shareholder value over time

meredith
integrated marketing
O'GRADY\MEYERS
INTERACTIVE AGENCY
genex.
NMS
new media strategies
directive
BIG COMMUNICATIONS
the hyper factory

Growing Integrated Marketing Capabilities
Digital
marketing
Online, social
media, database
marketing
Healthcare
marketing
Mobile
Marketing
Custom
Publishing
& CRM
2006
2007
2008
2009
Pre-2006

Custom Publishing
100%
Custom Publishing
49%
CRM/
Digital
51%
Strong Revenue Growth and Diversification

Fiscal 2005
Fiscal 2010

what's cooking
qu'est-ce qui mijote

food&family

kraft foods
food&family
make today delicious

food assistant

twitter
YouTube
facebook

meredith

iFood Assistant
Database
Digital Magazine
Video
Magazines
Emails
Social Marketing
Online
Kraft Case Study

Agenda
1. Advertising Update
2. Vision 2013 Growth Strategies
 • Optimize our core businesses
 • Expand our digital businesses
 • Enhance and extend key brands
 • Significantly grow Meredith Integrated Marketing
 • Building shareholder value over time

$0.36
$0.48
$0.64
$0.86
$0.92
2002
2004
2006
2008
2010

Track Record of Dividend Increases
12% CAGR
Calendar years

 200
Stock Option Exercises
$2,000
Utilization of Cash
 200
Net Debt
 300
Capital Expenditures
600
Acquisitions, Net of Dispositions
$2,000
Available Cash
$1,800
Operating Cash Flow
 300
Dividends
$600
Share Repurchases
 $900
SUBTOTAL
Returned to Shareholders
Reinvested in Business
 $900
SUBTOTAL
Use of Cash: Fiscal 2001 through 2010

Fiscal 2011 Second Quarter and Full Year Outlook
Oct. 2010	Jan. 2011
$0.75 to $0.80	$0.85 to $0.88
$2.50 to $2.75	$2.60 to $2.80
• National Media ad revenue up low-to-mid single digits
• Local Media non-political ad revenue flat-to-up low single digits
• Local Media political ad revenue $22 million
Second Quarter:
• Second quarter
• Full year
Earnings per share

1. Optimize our core businesses
2. Expand our digital businesses
3. Enhance and extend key brands
4. Significantly grow Meredith Integrated Marketing
5. Build shareholder value over time

Vision 2013 Growth Strategies

meredith

Better Homes and Gardens
FamilyCircle
Ladies' Home Journal
Atlanta cbsatlanta.com
5 KPHO.com TELLING IT LIKE IT IS
FOX 12 OREGON
Parents
american baby
fitness
PDX TV
WORKING 4 YOU
EYEWITNESS NEWS 3
MAGAZINE More
Midwest Living
TRADITIONAL HOME
KCTV 5 KCTV5.com
my ksmo TV .com
FOX CAROLINA
Better
SER Padres
WOOD
meredith women's network
Successful Farming
ReadyMade
FOX 5 KVVU-TV Henderson - Las Vegas
WNEM.COM COVERAGE YOU CAN COUNT ON
CBS 3 SPRINGFIELD
Mixing Bowl
Parents tv
SPECIAL INTEREST media BETTER HOMES AND GARDENS

meredith integrated marketing
O'GRADY MEYERS
m
NMS new media strategies
the hyper factory
genex
directive
BIG COMMUNICATIONS